SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549


                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                 February 11, 2000
                         (Date of earliest event reported)

                                CLASSIC CABLE, INC.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware                 333-86541                   74-2750981
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                            CLASSIC CABLE HOLDING, INC.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-04                  74-2807609
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                              CLASSIC TELEPHONE, INC.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-06                  75-2590205
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                          UNIVERSAL CABLE HOLDINGS, INC.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-01                  75-2077867
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                       UNIVERSAL CABLE COMMUNICATIONS, INC.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-07                  84-0913858
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                     UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-08                  75-2243788
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                           UNIVERSAL CABLE MIDWEST, INC.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-03                  75-2205815
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                            WT ACQUISITION CORPORATION
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-09                  74-2644608
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                             W.K. COMMUNICATIONS, INC.
              (Exact Name of Registrant as Specified in its Charter)


        Kansas                333-86541-02                  48-1037491
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                           TELEVISION ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)


         Texas                333-86541-10                  74-1532349
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                         BLACK CREEK COMMUNICATIONS, L.P.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-11                  74-2881867
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                          BLACK CREEK MANAGEMENT, L.L.C.
              (Exact Name of Registrant as Specified in its Charter)


       Delaware               333-86541-12                  74-2881870
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                          FRIENDSHIP CABLE OF TEXAS, INC.
              (Exact Name of Registrant as Specified in its Charter)


         Texas                333-86541-17                  75-2237583
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                            CORRECTIONAL CABLE TV, INC.
              (Exact Name of Registrant as Specified in its Charter)


         Texas                333-86541-15                  75-2443515
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                                 CALLCOM 24, INC.
              (Exact Name of Registrant as Specified in its Charter)


         Texas                333-86541-16                  75-2774129
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)

                        FRIENDSHIP CABLE OF ARKANSAS, INC.
              (Exact Name of Registrant as Specified in its Charter)


         Texas                333-86541-19                  71-0634055
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


            515 Congress Avenue, Suite 2626, Austin, TX 78701
           (Address of Principal Offices, including zip code)


                             (512) 476-9095
           (Registrant's telephone number, including area code)




 Item 2.   Acquisition or Disposition of Assets

           CLASSIC CABLE, INC. COMPLETES THE PREVIOUSLY ANNOUNCED ACQUISI-TION OF STAR CABLE ASSOCIATES.

           On February 16, 2000, Classic Cable, Inc. (the "Company"), through its wholly-owned subsidiary, Universal Cable Holdings, Inc. ("Universal"), completed the acquisition of substantially all of the assets of Star Cable Associates ("Star") for approximately $110 million in cash and 555,555 shares of Class A common stock of Classic Communications, Inc. ("Classic Communications"), the Company's parent, pursuant to an asset purchase agreement dated October 14, 1999 by and between Star and Univer-sal, as amended by an Amendment No. 1 thereto, dated February 16, 2000. Star operates cable television systems in Texas, Louisiana and Ohio and serves approximately 57,000 subscribers. The Star acquisition was financed with available cash and a portion of the proceeds of the private offering of $225 million of Senior Subordinated Notes due 2010 by the Company.

 Item 5.   Other Events

           CLASSIC CABLE, INC. COMPLETES THE PREVIOUSLY ANNOUNCED ACQUISI-TION OF STAR CABLE ASSOCIATES AND ITS PRIVATE OFFERING OF $225 MILLION OF SENIOR SUBORDINATED NOTES DUE 2010.

           On February 16, 2000, Classic Communications issued a press release announcing the completion of the previously announced acquisition of Star. Classic Communications also announced that the Company completed its private offering of $225 million of Senior Subordinated Notes due 2010. The securities offered in the private offering will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. The Company used the proceeds of the offering to fund a portion of the acquisition of Star, repay a portion of indebtedness under its senior credit facility and repurchase approximately $33 million of its 9 7/8% Senior Subordinated Notes due 2008. On February 11, 2000, Classic Communications announced that the Company increased its offering of Senior Subordinated Notes due 2010 to $225 million from $175 million and priced them at par with a 10.50% coupon.

           Copies of the aforementioned press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K.



 Item 7.   Financial Statements, Pro Forma Financial Information and
 Exhibits

           (a)  Financial Statements

           The Company will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K, if any such information is required, by amendment to this initial report on Form 8-K within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

           (b)  Pro Forma Financial Information

           The Company will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K, if any such information is required, by amendment to this initial report on Form 8-K within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.


           (c)  Exhibits

           2    Asset Purchase Agreement, dated as of October 14, 1999, by and between Star Cable Associates and Universal Cable Holdings, Inc., and Amendment No. 1 thereto, dated February 16, 2000.

           99.1 Press Release, dated February 11, 2000.

           99.2 Press Release, dated February 16, 2000.





                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CLASSIC CABLE, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller



                                    CLASSIC CABLE HOLDING, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    CLASSIC TELEPHONE, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    UNIVERSAL CABLE HOLDINGS, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    UNIVERSAL CABLE COMMUNICATIONS, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    UNIVERSAL CABLE MIDWEST, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    WT ACQUISITION CORPORATION


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    W.K. COMMUNICATIONS, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    TELEVISION ENTERPRISES, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                    BLACK CREEK COMMUNICATIONS, L.P.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                   BLACK CREEK MANAGEMENT, L.L.C.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                  FRIENDSHIP CABLE OF TEXAS, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                  CORRECTIONAL CABLE TV, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                 CALLCOM 24, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller


                                FRIENDSHIP CABLE OF ARKANSAS, INC.


Dated: February 29, 2000             By:  /s/ Mark Rowe
                                        ------------------------
                                    Name:  Mark Rowe
                                    Title: Corporate Controller




 EXHIBIT INDEX


 Exhibit
 Number                   Description


 2 Asset Purchase Agreement, dated as of October 14, 1999, by and between Star Cable Associates and Universal Cable Holdings, Inc., and Amendment No. 1 thereto, dated February 16, 2000.

 99.1                     Press Release, dated February 11, 2000.

 99.2                     Press Release, dated February 16, 2000.